UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 2, 2015
Date of Report
(Date of earliest event reported)

American Spectrum Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16785	52-2258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2401 Fountain View, Suite 750, Houston, Texas 77057
(Address of principal executive offices) (Zip Code)
(713) 706-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company received notification on January 2, 2015 from the New York Stock Exchange (the “Exchange”) regarding its ongoing non-compliance with NYSE MKT LLC continued listing standards. Specifically, the Company is not in compliance with NYSE MKT Company Guide Sections 134, 1003(a)(i), 1003(a)(ii), 1003(a)(iii) and 1101. The Company’s non-compliance is a result of its failure to timely file with the Securities and Exchange Commission its Form 10-Q Quarterly Reports for the periods ended March 31, 2014, June 30, 2014 and September 30, 2014, and because its stockholders’ equity before noncontrolling interest, as reported in its Annual Report on Form 10-K, remains below compliance as of the year ended December 31, 2013.

Also within the notification, the Exchange accepted the Company’s December 12, 2014 plan of compliance that outlined the Company’s initiatives to cure its delinquent filing status pertaining to its Form 10-Q Quarterly Reports for the periods ended March 31, 2014, June 30, 2014 and September 30, 2014. The Company’s plan proposed targeted filing dates of January 23, 2015, February 13, 2015 and March 6, 2015, respectively.

With respect to the Company’s deficiency in stockholders’ equity before noncontrolling interest, on September 18, 2014, the Company submitted to the Exchange a compliance plan, in part to remedy such deficiency. On November 10, 2014, the Exchange accepted the Company’s September 18, 2014 plan and granted an extension to fix its deficiency in stockholders’ equity before noncontrolling interest by February 19, 2016.

The Exchange stipulated that the Company provide them with updates in conjunction with its September 18, 2014 plan and December 12, 2014 plan (the “Plans”) initiative milestones. Additionally, the Exchange stated that they would review the Company periodically for compliance with the initiatives outlined in its Plans, and if the Company does not adhere to its Plans or does not make progress consistent with its Plans, the Exchange will initiate delisting proceedings as appropriate.

Although there can be no assurances, the Company expects to regain full compliance with the continued listing standards by February 19, 2016.

Forward-Looking Statements

The Company’s statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The Company intends those forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words "expect," "project," "may," "will," "should," "could," "would," "intend," "plan," "propose," "anticipate," "estimate," "believe," "continue," "predict," "potential," or the negative of such terms and other comparable terminology. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.

Item 8.01 Other Events

On January 8, 2015, American Spectrum Realty, Inc. issued a press release regarding Item 3.01, described above. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibits	Description

99.1	Copy of Press Release issued by American Spectrum Realty, Inc. on January 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

		By:	/s/ William J. Carden
William J. Carden
Chairman of the Board, President
and Chief Executive Officer

Date:	January 8, 2015